Exhibit 99.1

1st Quarter 2006

Disclosure
When used in this presentation, filings by Vineyard National Bancorp ("Company") with the Securities and
Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The
Company wishes to caution you that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the
Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Creativity

Flexibility

VINEYARD BANK
VINEYARD
Mobile Unit
VINEYARD
Respect
Devotion
Honor
Strength
Spirit
Pride
Triumph
Heart
Valor
Remembrance
Hero
Truth
Allegiance
Character
Glory
Leadership
Soldier
Patriot
Freedom
Passion
Power
Courage
Bravery
Loyalty
Destiny

VINEYARD BANK

vineyardbank.com

Creating New Experiences

Our Values
Integrity
The bottom line…
It’s all about People

Overview
m
  Traded on the NASDAQ National Market System [VNBC]
m
  Market price – closed at $29.30 (March 31, 2006)
m
  $1.9 billion in assets (March 31, 2006)
m
  Shares outstanding – approximately 9.4 million (March 31, 2006)
m
  Market Capitalization – approximately $276 million (March 31, 2006)
m
  Inside ownership – approximately 15% (March 31, 2006)
m
  Institutional ownership – approximately 30% (March 31, 2006)

Overview
Price Valuation Measures
m
Trailing P/E – 15.75
m
Forward P/E fiscal year end (fye) Dec. 31, 2006 – 11.86
m
Price/Book most recent quarter (mrq) – 2.93
m
Stated Book Value Per Share (mrq) – $9.99
m
Diluted Book Value Per Share (mrq) – $10.25
m
Analyst coverage – four (4)
♦
Cohen Bros. & Company
♦
RBC Capital Markets
♦
Sandler O’Neill & Partners, L.P.
♦
Sidoti & Company, LLC

Capital
Management
Balance Sheet
Effectiveness
Operational
Efficiency
Consistent
EPS Growth
Key Financial Principles
Financial Highlights

Bancorp Net Earnings
Dollars shown in all tables are in thousands (except for per share information)
Period-ended	Net Earnings	Diluted Earnings Per Share	Return On Avg. Common Equity
Year to Date March 31, 2006	$4,200	$0.42	18%
Year Ended Dec. 31, 2005	$18,900	$1.89	21%
Year Ended Dec. 31, 2004	$14,000	$1.55	29%
Vineyard National Bancorp
Summary Results 2003-2005

Bank Net Earnings
Dollars shown in all tables are in thousands
Period-ended	Net Earnings	Return on Avg. Assets	Efficiency Ratio
Year to Date March 31, 2006	$5,900	1.35%	48%
Year Ended Dec. 31, 2005	$23,900	1.54%	45%
Year Ended Dec. 31, 2004	$17,000	1.47%	44%
Vineyard National Bancorp
Summary Results 2003-2005

FORTUNE
THE 100 FASTEST GROWING COMPANIES

The Hot 100

2005 RANK (2004 RANK) TICKER STOCK PRICE 8/10/05	EARNINGS-PER-SHARE GROWTH Three-year annual rate RANK	NET INCOME past four quarters (millions)	REVENUE GROWTH Three-year annual rate RANK	REVENUE past four quarters (millions)	TOTAL RETURN Three-year annual rate (color=beat S&P 500)* RANK	P/E current fiscal year est.	COMMENTS
4 VINEYARD NATIONAL BANCORP VNBC $30.29 RANCHO CUCAMONGA, CALIF.	89% 44	$15.4	84% 6	$87.5	98% 4	15	Southern California bank benefiting from real estate boom.

USBanker

August 2005

Beyond Business as Usual

USB's ANNUAL PERFORMANCE RANKING

Top 100 Publicly Traded **Mid-Tier Banks**

Banks & thrifts with less than $10 billion in assets. Ranked by 3-year average ROE.

Institution	Ticker	Market Value ($M)	Total Assets ($000)	3-Year Avg ROE	3-Year Median EPS Growth	3-Year Avg Total Risk Based Ratio	3-Year Price Performance	ROAE (%)	EPS Growth YoY (%)	Diluted EPS Before Extraordinary ($)	Total Capital Ratio (%)
1 WSFS Financial Corp.	WSFS	383	2,502,956	42.1	31.4	17.8	245.8	13.6	31.4	3.39	15.34
2 Westamerica Bancorp	WABC	1,709	4,737,268	29.0	8.1	11.6	47.4	28.8	2.8	2.93	12.46
3 Oriental Financial Group	OFG	575	3,725,695	27.0	32.7	28.6	153.2	25.7	15.5	2.53	38.69
4 Vineyard National Bancorp	VNBC	267	1,311,497	24.6	108	15.4	1022.9	23.5	42.2	1.55	14.6
5 TrustCo Bank Corp NY	TRST	841	2,863,834	23.9	6.5	17.7	9.7	25.3	7.1	0.75	18.37

National Recognition

Other Achievements
m
Stock appreciation growth over 2,154% (Oct. 2000 thru 1st quarter 2006)

m
Inclusion in the Russell 2000 index
m
Alumni inclusion in Sandler O’Neill’s “2005 Bank and Thrift Sm-All Stars”
m
2005 - Rated “Market Cap Champion” by Carpenter & Company $1 billion -
$10 billion Asset Class, five year stock appreciation
m
July 2004 ranked tenth within the “Top 200 Publicly Traded Community
Banks” by US Banker
m
Listed in Sandler O’Neill’s “2004 Bank and Thrift Sm-All Stars” for both performance and valuation

The Inland Empire…
m
Represents the counties of Riverside and San Bernardino, one of the fastest growing regions in the United States
m
Major distribution hub for goods coming in through the Los Angeles
Harbors
m
Availability of “affordable” and buildable land for housing, commercial and retail development in support of the Los Angeles and Orange County regions
m
Intersection or half way point between: Los Angeles and Palm
Desert, Pomona Valley and Temecula Valley, Newport Coast and
Coachella Valley

What Makes Vineyard
Unique?

Our Vision
We are a community bank
dedicated to relationships and the
experiences we create

Organization and Operating
Strategies

Key Strategic Drivers
m
Diverse asset base and organizational structure
m
Operating efficiency
m
Operate within 20 unique markets
m
Development and enhancement of 10 specialty products
m
Branding and Marketing of the Vineyard Franchise
♦
In target geographic markets
♦
In target product markets

$1,925,000
$1,750,000
$1,575,000
$1,400,000
$1,225,000
$1,050,000
$875,000
$700,000
$525,000
$350,000
$175,000
$0

	YE 2001	YE 2002	YE 2003	YE 2004	YE 2005	Mar. 31, 2006
Total Assets	$191,700	$385,900	$888,000	$1,312,500	$1,713,600	$1,862,200

Dollars in thousands

Assets

Lending & Funding Strategies
m
Organized by specialty groups
♦
SFR Coastal and Tract Construction
♦
Income Property (commercial and multi-family)
♦
Commercial and Business Banking
♦
SBA Lending
♦
Religious Financial Services
m
Organic deposit growth
♦
Community positioning and expansion within current markets
♦
Acquisition of teams within new growth markets
m
Organic lending growth
♦
Expansion of existing markets
♦
Acquisition of new teams in new markets
m
Acquisition of complete delivery systems in new markets
♦
San Diego, Marin & Irvine
m
Acquisition of existing institutions based on the Company’s strategic drivers

Lending & Funding Strategies
m
Community Banking
♦
Originally organized and focused on community-based deposits
♦
Now looking to broaden our reach by expanding disciplines to our community banking base
m
Broaden Commercial and Business Banking
m
Expand Private Banking and Entrepreneur Services
m
Enhance Corporate Cash Management and Community Banking
m
Deposit Market Share
♦
Desired level of 20%, with a minimum target of 10% in each of the communities we serve.
m
7 out of 11 capture 10% minimum target
m
3 out of 11 capture more than 20%

$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0

	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Mar. 31, 2006
Net Loans	$136,200	$250,300	$589,600	$1,015,000	$1,359,300	$1,504,500
Total Deposits	$159,400	$287,500	$603,300	$965,500	$1,277,000	$1,381,000

Dollars in thousands

Total Loans and Deposits

Capital Strategy
m
Support Organic Growth
m
Efficient tools for effective execution and purpose
♦
Shelf registration – $125 million
♦
PIPE
♦
Trust preferred
♦
Strategic acquisition
m
Reduce funding costs
m
Accretive to earnings
m
Minimal dilutive impact to shareholders
m
Maintain consistent capital ratios
♦
Holding Company
♦
Bank

20.0%
16.0%
12.0%
8.0%
4.0%
0.0%

	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Mar. 31, 2006
Leverage Capital	12.5%	11.6%	10.3%	11.3%	11.7%	11.5%
Tier 1 Capital	15.1%	13.9%	12.7%	12.4%	12.2%	11.4%
Total Capital	16.1%	15.0%	13.9%	13.5%	13.1%	12.3%

Bank Capital
Adequacy Ratios

Strategic Focus
Our future is as diverse as
  our markets

[redacted]

Crestline
Irwindale
La Verne
Rancho
Cucamonga
Diamond
Bar
Chino
Manhattan Beach
Anaheim
Corona
Carlsbad

San Gabriel Valley
Palm
Desert
Temecula
Valley
North
San Diego
Orange
County
West
Side
¤
Full Service Banking Center
▪
Loan Production Office
Our Markets

Orange County
m
Irvine/Newport
♦
Capture new funding/depository relationships
♦
Expand existing lending products
m
Anaheim LPO
♦
Expand and enhance lending products

North San Diego
m
San Diego
♦
Capture new funding/depository relationships
♦
Expand existing lending products
m
Carlsbad LPO
♦
Expand and enhance lending products

West Side/Los Angeles County
m
Manhattan Beach
♦
Capture new funding/depository relationships
♦
Expand existing lending products

San Gabriel Valley
m
Expand “Established Market” presence along
San Gabriel Valley Corridor
♦
Commercial Accounts with Established deposit base
♦
Commercial & Business Lending
♦
Corporate Cash Management Expansion

Temecula Valley
m
Expand and enhance lending products
♦
Tract Construction Lending
♦
Commercial Income Property Lending
♦
SBA Lending
♦
Capture High-end SFR Construction Lending

Palm Desert
m
Capture new marketplace within Palm Desert
community
m
Possible de Novo branching

Santa Rosa
Napa
San Rafael
San Francisco
Oakland
San Mateo

¤
Full Service Banking Center
▪
Loan Production Office
San Rafael/Marin
County

Marin County
m
Full Service Banking Center
♦
Capture new depository/funding relationships
♦
Expand and enhance lending products
♦
Gateway to Northern California expansion

Summary Thoughts

100%
80%
60%
40%
20%
0%

	Net Loans	Assets	Deposits	Net Income	Diluted EPS
CAGR	77%	73%	67%	98%	66%

2000 - 2005 “CAGR”
Compounded Annual Growth Rate

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Dec. 31, 2001
Dec. 31, 2002
Dec. 31, 2003
Dec. 31 2004
Dec. 31, 2005
Mar. 31, 2005
Mar. 31, 2006
Net Income
$1,200
$3,000
$8,000
$14,000
$18,900
$4,400
$4,200

Dollars in thousands

Earnings

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
50%
40%
30%
20%
10%
0%
$0.25
$0.52
$1.09
$1.55
$1.89
$0.45
$0.42
11.7%
22.2%
41.0%
28.6%
21.1%
21.0%
18.3%
YE 2001
YE 2002
YE 2003
YE 2004
YE 2005
Mar. 31, 2005
Mar. 31, 2006
Diluted EPS
ROACE (Annualized)

Earnings –
Return on Average Common Equity

Summary Thoughts
m
The Bank continues to assemble talented, and well-established professionals driven on value-added, relationship banking
m
The Company continues to deliver returns to its shareholders by providing properly incented product groups within a unique distribution network
m
The Company and the Bank will continue to focus on what our customers need and strive to deliver results which exceed expectations
Employees, Customers, Investors….
“PEOPLE are our most valuable asset”

Thank you